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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 27, 2001

                           IBIS TECHNOLOGY CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                   0-23150               04-2987600
- --------------              -------------        -------------------
(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)            Identification No.)
incorporation)

         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
         -------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (978) 777-4247

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ITEM 5. OTHER EVENTS.

On March 27, 2001, Ibis Technology Corporation publicly disseminated a press release announcing a major expansion of its wafer manufacturing facility in Danvers, Massachusetts. Ibis announced that the 15,000-square-foot expansion will allow it to increase wafer production capacity and meet the anticipated growth in customer demand for all SIMOX wafer products. As part of the expansion, by the end of the year, Ibis expects to more than double the number of oxygen implanters in the new facility for production of its entire line of wafers. The expanded SIMOX wafer fab will become operational on April 1, 2001, and includes a new and improved quality control lab.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibit.

        99.1  Press Release dated March 27, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IBIS TECHNOLOGY CORPORATION
                                                  ---------------------------
                                                  (Registrant)

Date: March 28, 2001                  /s/ Debra L. Nelson
                                      -----------------------------------------
                                      Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                              SEQUENTIAL
NUMBER                     DESCRIPTION                              PAGE NUMBER

99.1                       Press Release dated                           5
                           March 27, 2001



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